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                                                                    EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 30, 1998, in the Form S-4 Registration Statement of AmerInst Insurance Group, Ltd.


                                               DELOITTE & TOUCHE, LTD.


Hamilton, Bermuda
September 30, 1998